UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 25, 2023

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-08174	95-0693330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Sandpointe Avenue, Suite 700,
Santa Ana, California	92707-5759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (657) 335-3665

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	DCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 25, 2023, Ducommun LaBarge Technologies, Inc. (the “Buyer”), a wholly owned subsidiary of Ducommun Incorporated (the “Company”), completed the acquisition of 100% of the membership interests of BLR Aerospace L.L.C. (“BLR”) pursuant to a Securities Purchase Agreement (the “Agreement”) by and among BLR, Crescent Capital Aerospace, L.L.C. (“CCA”) and Michael Carpenter (“Carpenter,” together with CCA, the “Sellers”), CCA in its capacity as Seller Representative, and the Company (solely for purposes of Section 7.07 of the Agreement). The purchase price for the acquisition was $115 million, net of cash acquired, subject to adjustments for working capital. The Buyer utilized its existing revolving credit facility and paid a gross aggregate of $117 million in cash upon the closing of the transaction.

BLR is a leading provider of aerodynamic systems that enhance the productivity, performance and safety of rotary- and fixed-wing aircraft on commercial and military platforms. BLR currently offers a comprehensive portfolio of products that includes FastFin® systems, winglet systems, propellers and flow modifiers.

Item 7.01	Regulation FD Disclosure.

On April 25, 2023, the Company issued a press release announcing the completion of its acquisition of BLR. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of that section. The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 25, 2023 related to the completion of the acquisition of BLR.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2023

DUCOMMUN INCORPORATED (Registrant)

By:	/s/ Christopher D. Wampler
Name:	Christopher D. Wampler
Title:	Vice President, Chief Financial Officer, Controller and Treasurer